Vanguard PRIMECAP Core Fund

Supplement to the Prospectus

Important Changes to Vanguard PRIMECAP Core Fund

New or current Vanguard PRIMECAP Core Fund (the Fund) shareholders may not open new accounts or contribute to existing Fund accounts, except as described in this supplement. Clients enrolled in Flagship Services™ and Vanguard Asset Management Services™ may open new Fund accounts, without purchase limitations, in individual, joint, and/or personal trust registrations. There is no specific time frame for when the Fund might reopen, or increase investment limitations, for other Vanguard clients.

Limits on Additional Investments

Current PRIMECAP Core Fund shareholders may invest up to $25,000 per year in the Fund. The $25,000 limit does not apply to Fund shareholders enrolled in Flagship Services and Vanguard Asset Management Services. Where applicable, the $25,000 limit includes the total amount invested during any calendar year in each Fund account registered to the same primary Social Security or taxpayer identification number. Dividend and capital gains reinvestments do not count toward the $25,000 annual limit. Participants in certain qualified retirement plans may continue to invest in accordance with the terms of their plans. Certain qualifying asset allocation programs may continue to operate in accordance with the program terms.

The Fund may modify these transaction policies at any time and without prior notice to shareholders. You may call Vanguard for more detailed information about the Fund’s transaction policies. Participants in employer-sponsored plans may call Vanguard Participant Services at 800-523-1188. Investors in nonretirement accounts and IRAs may call Vanguard’s Investor Information Department at 800-662-7447.

© 2009 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	PS1220 082009

Vanguard PRIMECAP Core Fund

Summary Prospectus

January 28, 2010

Investor Shares

Vanguard PRIMECAP Core Fund (VPCCX)

The Fund’s statutory Prospectus and Statement of Additional Information dated
January 28, 2010, and the most recent shareholder reports are incorporated into and made part of this Summary Prospectus by reference.
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s
Prospectus and other information about the Fund online at
www.vanguard.com/prospectus. You can also get this information at no cost by calling 800-662-7447 or by sending an e-mail request to
online@vanguard.com.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Investment Objective

The Fund seeks to provide long-term capital appreciation.

Fees and Expenses

The following tables describe the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	1%[1]
Account Service Fee (for fund account balances below $10,000)	$20/year
1 The 1% fee applies only if you redeem shares within one year of purchase by selling or by exchanging to another Vanguard fund, or if Vanguard liquidates your Fund account because the balance falls below the minimum initial investment for any reason, including market fluctuation.

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Expenses	0.50%
12b-1 Distribution Fee	None
Other Expenses	0.04%
Total Annual Fund Operating Expenses	0.54%

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund’s shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$55	$173	$302	$677

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 5% of the average value of its portfolio.

Primary Investment Strategies

The Fund invests in stocks that its advisor believes offer a good balance between reasonable valuations and attractive growth prospects relative to their peers. Stocks selected for the Fund typically have earnings growth potential that, in the advisor’s view, is not reflected in their current market prices. The Fund can invest in stocks across all industry sectors and market capitalizations.

Primary Risks

An investment in the Fund could lose money over short or even long periods. You should expect the Fund’s share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund’s performance could be hurt by:

• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices

• Investment style risk, which is the chance that returns from small- and mid-capitalization stocks (to the extent that the Fund’s assets are invested in small- and mid-cap stocks) will trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

• Manager risk, which is the chance that poor security selection or focus on securities in a particular sector, category, or group of companies will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of a relevant market index. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at www.vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

During the periods shown in the bar chart, the highest return for a calendar quarter was 16.41% (quarter ended September 30, 2009), and the lowest return for a quarter was –20.85% (quarter ended December 31, 2008).

Average Annual Total Returns for Periods Ended December 31, 2009
			Since
			Inception
			(Dec. 9,
	1 Year	5 Years	2004)
Vanguard PRIMECAP Core Fund
Return Before Taxes	36.96%	4.85%	5.31%
Return After Taxes on Distributions	36.80	4.61	5.06
Return After Taxes on Distributions and Sale of Fund Shares	24.24	4.14	4.54
MSCI US Prime Market 750 Index
(reflects no deduction for fees, expenses, or taxes)	27.80%	1.02%	1.44%

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Investment Advisor
PRIMECAP Management Company

Portfolio Managers

Joel P. Fried, Executive Vice President of PRIMECAP. He has co-managed the Fund since its inception.

Howard B. Schow, Chairman of PRIMECAP. He has co-managed the Fund since its inception.

Theo A. Kolokotrones, President of PRIMECAP. He has co-managed the Fund since its inception.

Mitchell J. Milias, Vice Chairman of PRIMECAP. He has co-managed the Fund since its inception.

Alfred W. Mordecai, Executive Vice President of PRIMECAP. He has co-managed the Fund since its inception.

David H. Van Slooten, Executive Vice President of PRIMECAP. He has co-managed the Fund since its inception.

Purchase and Sale of Fund Shares

You may purchase or redeem shares online through our website at www.vanguard.com, by mail (The Vanguard Group, P.O. Box 1100, Valley Forge, PA 19482-1110), or by telephone (800-662-2739). The following table provides the Fund’s minimum initial and subsequent investment requirements.

Account Minimums	Investor Shares
To open and maintain an account	$10,000
To add to an existing account	$100 by check, exchange, wire, or electronic
bank transfer (other than Automatic Investment
Plan, which has no established minimum).

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gain. Distributions are taxable to you for federal income tax purposes, whether or not you reinvest these amounts in additional Fund shares. A sale or exchange of Fund shares is a taxable event, which means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return. Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may also be subject to state and local income taxes.

Financial Intermediary Compensation

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares or related services.

This page intentionally left blank.

Vanguard PRIMECAP Core Fund Investor Shares—Fund Number 1220

©2010 The Vanguard Group, Inc. All rights reserved Vanguard Marketing Corporation, Distributor

SP1220 012010